                                                                    Exhibit 99.3


                        SUMMARY HISTORICAL AND PRO FORMA
                             FINANCIAL INFORMATION

     You should read the following summary historical and pro forma financial information in connection with the financial statements and related notes included in this offering memorandum. The historical consolidated financial data for each of the three fiscal years ended December 31, 2001 was derived from the audited annual financial statements included in this offering memorandum. The data for the nine months ended September 30, 2001 and 2002 was derived from our unaudited interim financial statements also appearing in this offering memorandum. In the opinion of our management, this nine month data includes normal recurring adjustments necessary for a fair statement of the results for those interim periods. The summary pro forma financial information has been prepared to show the pro forma effect of the Transaction described on page 2, and this offering, as if these transactions occurred on December 31, 2001 and September 30, 2002 for financial position data and January 1, 2001 for operating results and other financial data. The summary pro forma financial information is for informational purposes only and should not be considered indicative of actual results that would have been achieved had these transactions actually been consummated on the dates indicated. Our summary historical and pro forma results are not necessarily indicative of results to be expected in future periods.

                                                                                                    PRO FORMA
                                                                  PRO FORMA       NINE MONTHS       COMBINED
                                                                   COMBINED          ENDED         NINE MONTHS
                                      YEAR ENDED DECEMBER 31,     YEAR ENDED     SEPTEMBER 30,        ENDED
                                      ------------------------   DECEMBER 31,   ---------------   SEPTEMBER 30,
                                       1999     2000     2001        2001        2001     2002        2002
                                      ------   ------   ------   ------------   ------   ------   -------------
                                                                 (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                                                    (IN MILLIONS)
OPERATING RESULTS DATA:
  Operating revenues................  $  417   $  404   $  402      $  402      $  294   $  304      $  304
                                      ------   ------   ------      ------      ------   ------      ------
  Operating expenses................     196      198      182         182         139      131         131
  Merger-related costs and asset
    impairments(1)..................      90       --       --          --          --       --          --
  Depreciation, depletion and
    amortization....................      60       33       42          42          31       34          34
                                      ------   ------   ------      ------      ------   ------      ------
  Operating income..................      71      173      178         178         124      139         139
  Other income, net.................      21       20       24          65          18       14          46
  Non-affiliated interest and debt
    expense.........................     (38)     (38)     (48)        (86)        (36)     (42)        (71)
  Affiliated interest income, net...      --        9       17          12          14        6           2
                                      ------   ------   ------      ------      ------   ------      ------
  Income before income taxes........      54      164      171         169         120      117         116
  Income taxes......................      21       64       64          50          47       44          33
                                      ------   ------   ------      ------      ------   ------      ------
  Income before extraordinary
    items...........................      33      100      107      $  119          73       73      $   83
                                                                    ======                           ======
  Extraordinary items, net of income
    taxes...........................      --       12       --                      --       --
                                      ------   ------   ------                  ------   ------
  Net income........................  $   33   $  112   $  107                  $   73   $   73
                                      ======   ======   ======                  ======   ======
CASH FLOW DATA:
  Cash flows provided by operating
    activities......................  $  156   $  218   $  112                  $  112   $  140
  Cash flows used in investing
    activities......................  $ (208)  $  (49)  $ (309)                 $ (309)  $ (237)
  Cash flows provided by (used in)
    financing activities............  $   53   $ (170)  $  197                  $  197   $   97

FINANCIAL POSITION DATA:
  Total property, plant and
    equipment, net..................  $1,256   $1,216   $1,338      $1,338      $1,297   $1,470      $1,470
  Total assets......................  $1,744   $1,672   $1,964      $2,275      $1,971   $2,166      $2,559
  Total debt(2).....................  $  499   $  499   $  699      $1,099      $  698   $  798      $1,198
  Stockholder's equity..............  $  783   $  817   $  927      $  821      $  891   $1,000      $  974

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

                                                                                                   PRO FORMA
                                                                 PRO FORMA      NINE MONTHS        COMBINED
                                               YEAR ENDED         COMBINED         ENDED          NINE MONTHS
                                              DECEMBER 31,       YEAR ENDED    SEPTEMBER 30,         ENDED
                                           ------------------   DECEMBER 31,   -------------     SEPTEMBER 30,
                                           1999   2000   2001       2001       2001    2002          2002
                                           ----   ----   ----   ------------   -----   -----     -------------
                                                              (IN MILLIONS, EXCEPT RATIOS)
OTHER FINANCIAL DATA (UNAUDITED):
  EBITDA(3)..............................  $137   $206   $220       $220       $155    $173          $173
  Adjusted EBITDA(3).....................  $227   $206   $220       $220       $155    $173          $173
  Capital expenditures, for property,
    plant and equipment(4)...............  $189   $ 71   $168       $168       $ 93    $166          $166
  Ratio of total debt to Adjusted
    EBITDA...............................                            5.0x
  Ratio of Adjusted EBITDA to interest
    and debt expense.....................                            2.6x                             2.4x

---------------

(1) These charges are associated with El Paso's merger with Sonat Inc.

(2) During the nine month period ended September 30, 2002, we incurred additional debt totaling $99 million

(3) EBITDA is defined for this purpose as income (loss) before extraordinary items, adjusted to exclude (1) interest and other financing costs, net of capitalized interest, (2) income taxes, (3) depreciation, depletion, and amortization, (4) earnings from unconsolidated affiliates, but including cash distributions from investments in unconsolidated affiliates, (5) net gains or losses on sales of assets and (6) other non-operating income items.

    Adjusted EBITDA is defined for this purpose as EBITDA, adjusted to exclude merger-related costs and asset impairment charges. The following table provides a reconciliation from net income to Adjusted EBITDA (unaudited):

                                                                                                             PRO FORMA
                                                                           PRO FORMA      NINE MONTHS        COMBINED
                                                         YEAR ENDED         COMBINED         ENDED          NINE MONTHS
                                                        DECEMBER 31,       YEAR ENDED    SEPTEMBER 30,         ENDED
                                                     ------------------   DECEMBER 31,   -------------     SEPTEMBER 30,
                                                     1999   2000   2001       2001       2001    2002          2002
                                                     ----   ----   ----   ------------   -----   -----     -------------
                                                                                (IN MILLIONS)
  Net income.......................................  $ 33   $112   $107                  $ 73    $ 73
  Extraordinary items, net of income taxes.........    --     12     --                    --      --
                                                     ----   ----   ----                  ----    ----
  Income before extraordinary items................    33    100    107       $119         73      73          $ 83
  Add: Non-affiliated interest and debt expense....    38     38     48         86         36      42            71
      Affiliated interest income, net..............    --     (9)   (17)       (12)       (14)     (6)           (2)
      Income taxes.................................    21     64     64         50         47      44            33
                                                     ----   ----   ----       ----       ----    ----          ----
  Income before interest and income taxes..........    92    193    202        243        142     153           185
  Depreciation, depletion and amortization.........    60     33     42         42         31      34            34
  Earnings from unconsolidated affiliates..........   (10)   (15)   (14)       (55)       (11)     (9)          (41)
  Cash distributions from investments in
    unconsolidated affiliates......................     6     --     --         --         --      --            --
  Other, net.......................................   (11)    (5)   (10)       (10)        (7)     (5)           (5)
                                                     ----   ----   ----       ----       ----    ----          ----
  EBITDA...........................................   137    206    220        220        155     173           173
  Merger-related costs and asset impairment
    charges........................................    90     --     --         --         --      --            --
                                                     ----   ----   ----       ----       ----    ----          ----
  Adjusted EBITDA..................................  $227   $206   $220       $220       $155    $173          $173
                                                     ====   ====   ====       ====       ====    ====          ====

   Our EBITDA and Adjusted EBITDA measures provide additional information which may be used to better understand our operations. EBITDA and Adjusted EBITDA are used as supplemental financial measurements in the evaluation of our business and should not be considered as alternatives to net income as indicators of our operating performance or as alternatives to cash flows from operating activities as measures of liquidity. EBITDA and Adjusted EBITDA are not defined under generally accepted accounting principles and accordingly, may not be comparable measurements among different companies.

(4) Expenditures for property, plant and equipment comprised the following (unaudited):

                                                                                           NINE MONTHS
                                                                         YEAR ENDED           ENDED
                                                                        DECEMBER 31,      SEPTEMBER 30,
                                                                     ------------------   --------------
                                                                     1999   2000   2001   2001      2002
                                                                     ----   ----   ----   ----      ----
                                                                                (IN MILLIONS)
   Maintenance.................................................      $ 92   $39    $ 52   $27       $ 47
   Expansion/Other.............................................        97    32     116    66        119
                                                                     ----   ---    ----   ---       ----
       Total...................................................      $189   $71    $168   $93       $166
                                                                     ====   ===    ====   ===       ====

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